Exhibit 10.6
FIRST AMENDMENT TO ENGINEERING, PROCUREMENT AND CONSTRUCTION AGREEMENT
This First Amendment to Engineering, Procurement and Construction Agreement (this “Amendment”) is entered into as of March 6, 2026 (the “Amendment Effective Date”), by and between:
EMPower USA, LLC, a Texas limited liability company (“Owner”), and
Saulsbury Industries, Inc., a Texas corporation (“Contractor”).
Owner and Contractor are referred to herein individually as a “Party” and collectively as the “Parties”.
RECITALS
WHEREAS, the Parties entered into that certain Engineering, Procurement and Construction Agreement dated December 15, 2025 (the “Agreement”) relating to the Facility;
WHEREAS, the Agreement currently requires Owner to issue the Full Notice to Proceed no later than March 6, 2026, together with payment of the Mobilization Payment, pursuant to Section 16.7(C) of the Agreement;
WHEREAS, Owner’s financing timeline under the TEF program has been extended, and the Parties desire to (i) implement a staged Full Notice to Proceed structure to preserve the Project Schedule, including the Guaranteed Substantial Completion Date, while accommodating TEF timing, and (ii) amend Attachment Q of the Agreement in order to align the insurance requirements thereunder with the insurance requirements mandated by the TEF program.
AGREEMENT
NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Parties agree as follows:
1. Defined Terms
Unless otherwise defined herein, all capitalized terms used in this Amendment shall have the meanings given to them in the Agreement.
2. Amendment to Full Notice to Proceed Structure
2.1 Addition of “Limited Notice to Proceed” definition
Article 1 of the Agreement is hereby amended to add the following new definition:

““Limited Notice to Proceed” means the written notice to be delivered by Owner to Contractor substantially in the form of Schedule C-3, instructing Contractor to immediately commence only those limited procurement and mobilization activities necessary to place purchase orders and secure long-lead items required to maintain the Project Schedule, pursuant to Section 16.7(C)(1).”
2.2 Addition of Schedule C-3
A new Schedule C-3 is hereby added to the Agreement, as attached as Exhibit A to this Amendment.
2.3 Amendment to Section 8.1
Section 8.1 of the Agreement is hereby deleted in its entirety and replaced with the following:
“8.1 Guarantee of Timely Completion
“Subject to the accuracy and fulfillment of Owner’s representations and covenants set forth in Section 5.5, Contractor shall immediately commence performance of the applicable portion of the Work (a) related exclusively to the EEQ Supplied Equipment upon issuance of the EEQ Notice to Proceed and payment by Owner of the Down Payment, (b) related exclusively to the long-lead items provided under the Limited Notice to Proceed upon its issuance and payment by Owner of the Limited Mobilization Payment, and (c) for all other portions of the Work upon issuance of the Full Notice to Proceed and payment of the Mobilization Payment, each pursuant to the terms and conditions of this Agreement. Contractor specifically acknowledges that time is of the essence in the performance of all of Contractor’s obligations under this Agreement.”
2.4 Amendment to Section 16.6
Section 16.6 of the Agreement is hereby deleted in its entirety and replaced with the following:
“16.6 Assignment.
A. Except as provided in this Section 16.6 and Section 16.7, this Agreement may be assigned to other Persons only upon the prior written consent of the non-assigning Party hereto, except Owner may assign this Agreement, in whole or part, to any of its Affiliates or co-venturers or to any Person jointly controlled by Owner and any co-venturers, as well as to any party providing secured financing to Owner with respect to its business on the condition that Owner has made payments to Contractor of the Cancellation Expenses, if applicable, set forth in Section 10.2B, together with reimbursement of fees, costs and expenses related to obtaining the issuance or extension, if applicable, of the Performance & Payment Bond and anything else included in the Security Package before June 30, 2026 (but only if Owner requests or consents in writing to Contractor obtaining such Performance & Payment Bond and anything else included in the Security Package prior to delivering the Limited Notice to Proceed or the Full Notice to Proceed, as it may correspond).

B. Notwithstanding anything in this Agreement to the contrary, if Owner does not issue the Limited Notice to Proceed and pay the Limited Mobilization Payment and/or the Full Notice to Proceed and pay the Mobilization Payment by their respective deadlines as provided in Section 16.7(C), and on the condition that Owner has made payments to Contractor of the Cancellation Expenses, if applicable, set forth in Section 10.2B, together with reimbursement of fees, costs and expenses related to obtaining the issuance or extension, if applicable, of the Performance & Payment Bond and anything else included in the Security Package before June 30, 2026 (but only if Owner requests or consents in writing to Contractor obtaining such Performance & Payment Bond and anything else included in the Security Package prior to delivering the Limited Notice to Proceed or the Full Notice to Proceed, as it may correspond), then, effective as of such date:
(1)     Contractor shall, without the need for further consent and without additional cost or liability, assign, transfer, and convey to Owner all of Contractor’s rights, obligations, title, and interests in and to the EEQ Agreement, pursuant to Section 21.3 of the EEQ Agreement;
(2)     Contractor shall promptly execute and deliver any additional instruments reasonably required by Owner to evidence or perfect such assignment; and
(3)     Contractor shall have no further obligations or liabilities under this Agreement with respect to the EEQ Supplied Equipment following the effective date of such assignment, other than obligations arising prior to the assignment date.
Contractor’s right and entitlement to (and Owner’s obligation to make payments for) to the same Cancellation Expenses, if applicable, as those set forth in Section 10.2B, together with reimbursement of fees, costs and expenses related to obtaining the issuance or extension, if applicable, of the Performance & Payment Bond and anything else included in the Security Package before June 30, 2026 (but only if Owner requests Contractor to obtain such Performance & Payment Bond and anything else included in the Security Package prior to delivering the Limited Notice to Proceed or the Full Notice to Proceed, as it may correspond) shall survive any such termination.
C. When duly assigned in accordance with the foregoing, this Agreement shall be binding upon and shall inure to the benefit of the assignee. Any assignment not in accordance with this Section 16.6 shall be void and without force or effect. This Agreement shall be binding upon the Parties hereto, their successors and permitted assigns.”
2.5 Amendment to Section 16.7
Section 16.7 of the Agreement is hereby deleted in its entirety and replaced with the following:
“16.7 Effective Date; EEQ Notice to Proceed; Limited Notice to Proceed; Full Notice to Proceed.

A. Except for the requirements of Sections 5.5, 16.6 and this Section 16.7, this Agreement shall become binding in its entirety as of the date Owner receives final approval of funding from the TEF, which shall not, unless extended by Contractor’s written consent, be later than June 30, 2026 (the “Effective Date”). It is understood that except for the EEQ Notice to Proceed and the Limited Notice to Proceed, the Full Notice to Proceed shall not be issued by Owner until the Effective Date.
B. EEQ Notice to Proceed. Owner shall issue and deliver the EEQ Notice to Proceed and pay to Contractor the Down Payment no later than January 7th, 2026. If Owner fails to issue the EEQ Notice to Proceed and pay the Down Payment by such date, then either Party shall have the right to terminate this Agreement and consequently, Contractor shall terminate the EEQ Agreement, and neither Party shall have any liability to the other except for payment by Owner to Contractor of the Cancellation Expenses, if applicable, as those set forth in Section 10.2B and the reimbursement of fees, costs and expenses related to obtaining the issuance or extension, if applicable, of the Performance & Payment Bond and anything else included in the Security Package (but only if Owner requests or consents in writing to Contractor obtaining such Performance & Payment Bond and anything else included in the Security Package prior to delivering Full Notice to Proceed), along with the amounts necessary to cover the remedies provided under Section 12.4(c) of the EEQ Agreement, in accordance with Section 2.2 of the EEQ Agreement.
C. Limited Notice to Proceed; Full Notice to Proceed.
(1) Limited Notice to Proceed. Owner shall issue and deliver the Limited Notice to Proceed and pay the Limited Mobilization Payment no later than March 9, 2026, solely for purposes of enabling Contractor to timely place purchase orders for long-lead items and maintain the Guaranteed Substantial Completion Date.
(2) Full Notice to Proceed. Owner shall issue and deliver the Full Notice to Proceed and pay the Mobilization Payment no later than the earlier of:
a. June 30, 2026, or
b. The date of financial closing and execution of the respective credit agreement with the TEF, pursuant to Section 5.5.
(3) Failure to Issue the Limited Notice to Proceed and/or the Full Notice to Proceed. If Owner fails to issue the Limited Notice to Proceed and/or the Full Notice to Proceed by their respective deadlines, then:
a. Either Party shall have the right to terminate this Agreement upon written notice to the other;
b. On the condition that Owner has made payments to Contractor of the Cancellation Expenses, if applicable, set forth in Section 10.2B, together with reimbursements of fees, costs and expenses related to obtaining the issuance or extension, if applicable, of the Performance & Payment Bond and anything else included in the

Security Package before June 30, 2026, as it may correspond (but only if Owner requests or consents in writing to Contractor obtaining such Performance & Payment Bond and anything else included in the Security Package prior to delivering the Limited Notice to Proceed or the Full Notice to Proceed, as it may correspond), Contractor shall, without additional cost or liability, assign, transfer and convey to Owner all of Contractor’s rights, obligations, title and interest in and to the EEQ Agreement, pursuant to Section 21.3 of the EEQ Agreement; and
c. Contractor right and entitlement (and Owner’s obligation to make payments for) to the same Cancellation Expenses, if applicable, as those set forth in Section 10.2B, together with reimbursement of fees, costs and expenses related to obtaining the issuance or extension, if applicable, of the Performance & Payment Bond and anything else required in the Security Package before June 30, 2026, as ot may correspond (but only if Owner requests or consents in writing to Contractor obtaining such Performance & Payment Bond and anything else included in the Security Package prior to delivering the Limited Notice to Proceed or the Full Notice to Proceed, as it may correspond), shall survive any such termination.
D. Except as expressly provided in subsections (B) and (C) above, Contractor shall be obliged to commence the applicable Work only upon the issuance and delivery of the EEQ Notice to Proceed (and the Down Payment), the Limited Notice to Proceed (and the Limited Mobilization Payment), and the Full Notice to Proceed (and the Mobilization Payment), subject to the accuracy and fulfillment of Owner’s representations and covenants set forth in Section 5.5.”
2.6 Amendment to Schedule A-1
Schedule A-1 to the Agreement is hereby deleted in its entirety and replaced with the new Schedule A-1 attached as Exhibit B to this Amendment.
2.7 Amendment to Schedule A-2
Schedule A-2 to the Agreement is hereby deleted in its entirety and replaced with the new Schedule A-2 attached as Exhibit C to this Amendment.
2.8 Amendment to Schedule A-5
Schedule A-5 to the Agreement is hereby deleted in its entirety and replaced with the new Schedule A-5 attached as Exhibit D to this Amendment.
2.9 Amendment to Schedule A-6
Schedule A-6 to the Agreement is hereby deleted in its entirety and replaced with the new Schedule A-6 attached as Exhibit E to this Amendment.
2.10 Amendment to Attachment B

Attachment B to the Agreement is hereby deleted in its entirety and replaced with the new Attachment B attached as Exhibit F to this Amendment.
2.11 Amendment to Schedule B-1
Schedule B-1 to the Agreement is hereby deleted in its entirety and replaced with the new Schedule B-1 attached as Exhibit G to this Amendment.
2.12 Amendment to Attachment O
Attachment O to the Agreement is hereby deleted in its entirety and replaced with the new Attachment O attached as Exhibit H to this Amendment.
2.13 Amendment to Attachment R
Attachment R to the Agreement is hereby deleted in its entirety and replaced with the new Attachment R attached as Exhibit I to this Amendment.
3. Amendment to Attachment Q
4 Amendment to Section 1(d) of Attachment Q
Section 1(d) of Attachment Q is hereby deleted in its entirety and replaced with the following:
“(d) Excess Liability. Contractor shall maintain umbrella/excess insurance on an occurrence basis covering claims in excess of the underlying insurance described in Sections 1(a)(ii), (b) and (c) above, each in the amount of Twenty Five Million Dollars (US $25,000,000) per occurrence and in the annual aggregate under any combination of Contractor’s primary or excess policies, and if not on a following form basis, in accordance with Contractor’s insurance requirements under the Agreement.
This insurance policy shall include a drop-down provision that provides that the excess will dropdown over reduced or exhausted underlying policy limits.”
4.1 Addition of paragraph (j) to Section 1 of Attachment Q
A new paragraph (j) is added to Section 1 of Attachment Q, as follows:
“(j) Aviation Liability Insurance. (if applicable) If Contractor uses any unmanned aerial vehicles (UAVs) of any type (including drones), this policy shall provide coverage for third-party bodily injury and property damage and shall cover any UAVs that are owned, leased, rented, borrowed, or chartered by Contractor, providing a minimum limit of $10,000,000 per occurrence.”
5. No Other Waiver or Modifications

Except as expressly set forth hereby, nothing in this Amendment shall constitute a waiver of any other provision of the Agreement and all other terms and conditions of the Agreement shall remain in full force and effect and are hereby ratified and confirmed.
6. Governing Law
This Amendment shall be governed by and construed in accordance with the same governing law specified in the Agreement.
7. Counterparts
This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.
IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Amendment Effective Date.
[SIGNATURE PAGE FOLLOWS]

OWNER:
EMPower USA, LLC
By: /s/ Juan Bautista Guichard Cortina
Name: Juan Bautista Guichard Cortina
Title: Manager

By: /s/ Daniel Gutiérrez Méndez
Name: Daniel Gutiérrez Méndez
Title: Manager

CONTRACTOR:
Saulsbury Industries, Inc.
By: /s/ Jimmy Matthews
Name: Jimmy Matthews
Title: COO

[SIGNATURE PAGE OF THE FIRST AMENDMENT TO ENGINEERING, PROCUREMENT AND CONSTRUCTION AGREEMENT, ENTERED INTO BY AND BETWEEN EMPOWER USA, LLC AND SAULSBURY INDUSTRIES, INC., DATED March 6, 2026]

[Exhibits A through I to this Amendment (Exhibit A, Schedule C-3 (Limited Notice to Proceed); Exhibit B, Schedule A-1 (Payment Schedule); Exhibit C, Schedule A-2 (EEQ Supplied Equipment Approved Price and Payment Schedule); Exhibit D, Schedule A-5 (Division of Responsibility Matrix); Exhibit E, Schedule A-6 (Material Take-Off (MTO) Project Quantities); Exhibit F, Attachment B (Project Schedule); Exhibit G, Schedule B-1 (EEQ Supplied Equipment Schedule); Exhibit H, Attachment O (Key Personnel); and Exhibit I, Attachment R (Approved Manufacturers List)) have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted schedule or attachment to the Securities and Exchange Commission upon request.]